SUBSCRIPTION AGREEMENT

Epic Energy Resources, Inc.
1450 Lake Robbins Drive, Suite 160
The Woodlands, Texas 77380
Attention: Mike Kinney

Ladies and Gentlemen:

1.           Subscription.

(a)           The undersigned (“Subscriber”) hereby subscribes to purchase the number of shares (the “Shares”) of Series A Convertible Preferred Stock (“Series A Preferred Stock”) set forth on the signature page hereto, of Epic Energy Resources, Inc., a Colorado corporation (the “Company”).

(b)           The offering of Series A Preferred Stock by the Company pursuant to this Subscription Agreement is available only to an “accredited investor,” as defined in Rule 501 of Regulation D (“Rule 501”) under the Securities Act of 1933, as amended (the “Securities Act”).

2.           Closing.

(a)           Upon (i) acceptance of this Subscription Agreement by the Company and its receipt of the funds from Subscriber specified herein, (ii) Subscriber’s compliance with all terms and provisions of this Subscription Agreement and (iii) the satisfaction of the terms and conditions set forth herein, the Company shall issue to Subscriber a share certificate representing the Shares.

(b)           Within 20 days of the consummation of the transaction, the Company will mail to the Subscriber a certificate representing the Shares acquired by the Subscriber.

3.           Applicable Documents.  Subscriber acknowledges receipt of the following documents in addition to this Subscription Agreement:

(a)           the confidential private placement memorandum of the Company dated as of March 13, 2010 (the “Private Placement Memorandum”), and

(b)           the Amendment to the Articles of Incorporation for the Series A Preferred Stock.

4.           Deliveries by Subscriber.  Subscriber hereby delivers to the Company:

(a)           a check, wire receipt confirmation or other form of immediately available funds, made payable to the order of the Company or directed to an account specified by the Company, in the amount set forth on the signature page hereto, in payment for the right to be issued the Series A Preferred Stock subscribed for hereunder;

(b)           a completed and executed Appendix A to the Subscription Agreement; and

(c)           this executed Subscription Agreement.

5.           Conditions to Closing.  The obligation of the Company to consummate the transactions shall be subject to the satisfaction or waiver of the following conditions:

(a)           the holders of the Company’s Series C warrants tender, and do not withdraw, 100% of the Company’s outstanding Series C warrants, as contemplated by the confidential private placement memorandum;

(b)           the holders of the Company’s Series D warrants tender, and do not withdraw, 100% of the Company’s outstanding Series D warrants, as contemplated by the confidential private placement memorandum;

(c)           the Company’s sale of a minimum of 3,500,000 shares of the Company’s Series A Preferred Stock, as contemplated in the confidential private placement memorandum;

(d)           holders of at least 90% of the outstanding principal amount of the Company’s 10% Secured Debentures with a maturity date of December 5, 2012, execute the Waiver and Amendment to Debentures and the Amendment to Securities Purchase Agreement, as contemplated by the confidential private placement memorandum; and

(e)           the exchange by Company’s management of deferred compensation for prior periods and a permanent reduction of their 2010 base salaries for 1,000,000 shares of the Company’s Series A Preferred Stock, as contemplated in the confidential private placement memorandum.

6.           Representations, Warranties and Covenants of Subscriber.  Subscriber hereby represents, warrants and covenants to the Company and its representatives as follows:

(a)           Subscriber has full power and authority to execute and deliver this Subscription Agreement and to perform its obligations hereunder and such actions, if applicable, have been duly authorized by all requisite action, corporate, partnership or otherwise.

(b)           The execution and delivery by Subscriber of this Subscription Agreement and the performance by Subscriber of its obligations hereunder do not and will not violate any provision of law, any order of any court or other agency of government, and do not and will not result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any provision of any indenture, agreement or other instrument to which Subscriber, or any of its properties or assets, is bound.

(c)           This Subscription Agreement has been duly executed and delivered by Subscriber and, upon acceptance and execution by the Company, will constitute the legal, valid and binding obligation of Subscriber, enforceable in accordance with its terms.

(d)           Subscriber is (i) a citizen of the United States and is at least 21 years of age or (ii) a corporation or other legal entity formed and duly organized under the laws of the United States or a state thereof, and the offer to purchase the Shares was made and accepted by the Subscriber in the United States.

(e)           Subscriber is an “accredited investor,” as defined in Rule 501 under the Securities Act, and the certifications made, and information furnished, by Subscriber in Appendix A attached hereto in connection with this subscription are true and complete.

(f)           The acquisition of the Shares by Subscriber is for Subscriber’s own account, is for investment purposes only, and is not with a view to, nor for offer or sale in connection with, the distribution of the Shares.  Subscriber is not participating, does not have a participation in, and does not contemplate any participation in such distribution or the underwriting of any such distribution.

(g)           Subscriber has no present intention of selling or otherwise disposing of the Shares in violation of the Securities Act or other applicable securities laws of any state.

(h)           Subscriber is able to bear the economic risk of the investment in the Company for an indefinite period of time.  Subscriber understands that the Series A Preferred Stock being offered hereunder has not been registered under the Securities Act or the securities laws of any state and, therefore, cannot be sold unless such Series A Preferred Stock is subsequently registered under the Securities Act and any applicable securities laws of any state or exemptions from registration thereunder are available.  Subscriber further understands that only the Company can take action to register the Series A Preferred Stock which the Company has agreed to do pursuant to that certain Registration Rights Agreement dated the date hereof.

(i)            Subscriber has such knowledge and experience in financial, investing and business matters as to be capable of evaluating the risks and merits of this investment in the Company and protecting Subscriber’s interests in connection with such investment.

(j)            If Subscriber is a corporation, trust, partnership or other organization, Subscriber is not an “investment company,” as defined in Section 3(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), or an entity that would be an “investment company” but for the exception provided for in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

(k)           Subscriber confirms that it understands and has fully considered for purposes of this investment (i) that the Shares being offered are speculative investments which involve a high degree of risk of loss by Subscriber of its entire investment therein, and (ii) that there are substantial restrictions on the transferability of, and there will be no public market for, the Shares and accordingly, it may not be possible for Subscriber to liquidate its investment in the Company.

(l)            Subscriber is aware that no federal or state governmental authority has made any finding or determination as to the fairness of an investment in the Company, or any recommendation or endorsement with respect thereto.

(m)          The funds provided to the Company for Subscriber’s payment are either separate property or community property over which Subscriber has the right of control or are otherwise funds as to which Subscriber has the sole right of management.

(n)           Subscriber was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, mass mailing, cold call, notice or any other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising.

(o)           Subscriber understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Subscriber set forth herein and in Appendix A attached hereto, in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

(p)           Subscriber confirms that, in making Subscriber’s decision to purchase the Shares hereby subscribed for, Subscriber has relied solely upon independent investigations made by Subscriber or Subscriber’s representative(s), including Subscriber’s own professional tax and other advisers and that Subscriber and such representatives have had access to and an opportunity to inspect all relevant information relating to the Company (including all documents referenced herein) sufficient to enable Subscriber to evaluate the merits and risks of Subscriber’s purchase of the Shares hereunder.

(q)           Subscriber has had the opportunity to ask questions of officers of the Company and has received satisfactory answers respecting, and has obtained such additional information as Subscriber has desired regarding the business, financial condition and affairs of the Company.

(r)           Subscriber is not acquiring the Shares with a view to realizing any benefits under the United States federal income tax laws with respect to Subscriber’s share of any losses or expenses of the Company, and no representations have been made to Subscriber that any such benefits will be available as a result of Subscriber’s acquisition, ownership or disposition of the Shares.

(s)           All information that Subscriber has supplied to the Company or its representatives or agents, including the information herein and in Appendix A attached hereto, in connection with the determination of whether to accept Subscriber’s subscription, is true and complete.

7.           Representations, Warranties and Covenants of the Company.  The Company represents, warrants and covenants to Subscriber as follows:

(a)           The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed or qualified would not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise) or assets of the Company.  The Company has full power and authority, corporate or otherwise, to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Subscription Agreement and all other documents required to complete the subscription hereunder and to issue, sell and deliver the Shares.

(b)           The execution and delivery of this Subscription Agreement and the performance by the Company of its obligations hereunder, including the issuance of any Series A Preferred Stock pursuant hereto, has been duly authorized by all requisite action, corporate or otherwise, and do not and will not violate any provision of law, any order of any court or other agency of government or the Articles of Incorporation or Bylaws of the Company, as may be amended to date, and do not and will not result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any provision of any indenture, agreement or other instrument to which the Company, or any of its properties or assets, is bound.

(c)           The issuance, sale or delivery of the Series A Preferred Stock is not subject to any preemptive or antidilutive right of the equity holders of the Company or any other party or to any right of first refusal or other right in favor of any person that has not been waived except for the antidilution provisions applicable to the Company’s Series C Warrants and Series D Warrants as set forth in the Private Placement Memorandum.

(d)           Upon acceptance by the Company, this Subscription Agreement shall be duly executed and delivered by the Company and shall constitute the legal, valid and binding obligation of the Company enforceable in accordance with its terms. Upon issuance, the Series A Preferred Stock issued hereunder will be duly authorized, validly issued, fully paid and non-assessable, except as such non-assessability may be affected by the Colorado Business Corporation Act.

(e)           There is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding pending, or to the Company’s knowledge threatened, against or affecting the Company or any of their properties or rights which would reasonably be expected to have a material adverse effect on the Company’s business, condition (financial or otherwise) or assets.

8.           Transfer Restrictions.

(a)           Subscriber agrees that it will not sell or otherwise dispose of the Shares unless such sale or other disposition has been registered or is exempt from registration under the Securities Act and has been registered or qualified or is exempt from registration or qualification under applicable securities laws of any state. Subscriber agrees that, prior to selling or otherwise disposing of any of the Shares pursuant to an exemption under the Securities Act, the Company may require an opinion of counsel selected by the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such sale or disposition does not require registration of such Shares under the Securities Act.

(b)           The Subscriber hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), and the Subscriber acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate Subscriber’s Certificate of Subsequent Sale: (i) in the form of Appendix B hereto, (ii) executed by an officer of, or other authorized person designated by, the Subscriber, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act, and any applicable state securities or Blue Sky laws, and (B) the prospectus delivery requirement effectively has been satisfied.  The Subscriber acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus (the “Prospectus”) forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act.  Without the Company’s prior written consent, which consent shall not unreasonably be withheld or delayed, the Subscriber shall not use any written materials to offer the Shares for resale other than the Prospectus, including any “free writing prospectus” as defined in Rule 405 under the Securities Act.  The Subscriber covenants that it will not sell any Shares pursuant to said Prospectus during the period commencing at the time when the Company gives the Subscriber written notice of the suspension of the use of said Prospectus and ending at the time when the Company gives the Subscriber written notice that the Subscriber may thereafter effect sales pursuant to said Prospectus.  Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 60 consecutive days, and no Suspension shall be for a period longer than 120 days in the aggregate in any 12 month period.  The Subscriber further covenants to notify the Company promptly of the sale of all of its Shares. The term “Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement, or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement.  At any time that the Subscriber is an affiliate of the Company, any resale of the Shares that purports to be effected under Rule 144 shall comply with all of the requirements of such rule, including the “manner of sale” requirements set forth in Rule 144(f).

(c)           The Subscriber understands that, until such time as the Registration Statement has been declared effective or the Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares will bear a restrictive legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

(d)           The Company agrees that following such time as the legend referred to in Section 8(c) is no longer required, it will, no later than ten trading days following the delivery by a Subscriber to the Company or the Transfer Agent of a certificate representing the Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to such Subscriber a certificate representing such shares that is free from all restrictive and other legends.  The Company shall cause legal counsel to issue an opinion to the Transfer Agent promptly if the Transfer Agent conditions the removal of the legend on receipt of such an opinion. The Transfer Agent and any applicable broker shall each be instructed not to recognize any transfer by a Subscriber that does not comply with this Agreement.

(e)           Subscriber acknowledges and agrees that it has received material nonpublic information in connection with the transactions contemplated by this Agreement and that it will not sell or otherwise dispose of any of the Shares unless such material nonpublic information has been publicly disclosed or no longer constitutes material nonpublic information.

9.           Authorization of Common Stock.  The Company shall use its reasonable best efforts to take all action necessary in accordance with applicable law and the Articles of Incorporation and Bylaws to duly call and hold a meeting of the Company’s stockholders (the “Company Meeting”) for the purpose of considering and voting upon a proposal to amend the Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance by the Company to a number of shares sufficient to satisfy the requirements of the Company, which shall be no less 250,000,000 shares of Common Stock (the “Proposed Share Increase”).  The Company shall take all commercially reasonable action necessary to hold the Company Meeting on or prior to June 1, 2010, including complying with the Exchange Act.  The Company shall not require any vote greater than a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class, for approval of the Proposed Share Increase.

10.           Limited Conversion of Shares.  Notwithstanding anything herein to the contrary, the Company shall not effect any conversion of the Shares, and a Subscriber shall not have the right to convert any portion of the Shares, to the extent that, after giving effect to the conversion set forth on the applicable notice of conversion, such Subscriber (together with such Subscriber’s Affiliates, and any Persons acting as a group together with such Subscriber or any of such Subscriber’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Subscriber and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Shares with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Shares beneficially owned by such Subscriber or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company  subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Shares) beneficially owned by such Subscriber or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 10, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 10 applies, the determination of whether the Shares is convertible (in relation to other securities owned by such Subscriber together with any Affiliates) and of how many shares of Shares are convertible shall be in the sole discretion of such Subscriber, exercised in good faith, and the submission of a notice of conversion shall be deemed to be such Subscriber ’s determination of whether the Shares may be converted (in relation to other securities owned by such Subscriber together with any Affiliates) and how many Shares are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Subscriber will be deemed to represent to the Company each time it delivers a notice of conversion that has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 10, in determining the number of outstanding shares of Common Stock, a Subscriber may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Subscriber, the Company shall within two business days confirm orally and in writing to such Subscriber the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Shares, by such Subscriber or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon conversion of Shares held by the applicable Subscriber.  A Subscriber, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 10 applicable to its Shares provided that the Beneficial Ownership Limitation in no event exceeds 9.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Common Stock upon conversion of this Shares held by the Subscriber and the provisions of this Section 10 shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Subscriber and no other Subscriber.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 10 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.  The limitations contained in this paragraph shall apply to a successor Subscriber of Shares.

11.           Indemnification.  Subscriber recognizes that the offer and sale of Series A Preferred Stock to Subscriber will be based on the representations, warranties, covenants and agreements made by Subscriber herein and on the certifications made, and information furnished, by Subscriber in Appendix A attached hereto.  Subscriber hereby agrees to indemnify and hold harmless the Company and its directors, members, officers, employees, consultants, representatives and agents against and from any and all causes of action, charges, claims, damages, demands, liabilities, losses, obligations, penalties and other recoveries and any and all related costs and expenses (including, without limitation, reasonable attorneys’ fees) arising, directly or indirectly, from:

(a)           any material breach by Subscriber of the representations, warranties or covenants made by Subscriber herein or in Appendix A attached hereto;

(b)           any material omission of fact by Subscriber herein or in Appendix A attached hereto; or

(c)           any resale or other distribution of Series A Preferred Stock by Subscriber in violation of the Securities Act or any securities laws of any applicable state or foreign jurisdiction.

12.           Revocation.  Subscriber acknowledges that upon delivery of this Subscription Agreement to the Company, it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder and that this Subscription Agreement shall survive the death or disability of the Subscriber (as applicable) and shall be binding upon the Subscriber’s heirs, executors, administrators, legal representatives, successors and assigns, as applicable.

13.           Survival.  All representations, certifications, warranties, understandings, covenants, agreements and furnished information contained in this Subscription Agreement (including, without limitation, the indemnification provisions hereof) and in Appendix A attached hereto shall survive the acceptance of this Subscription Agreement by the Company, the issuance and delivery of the Shares to Subscriber and the liquidation, dissolution or termination (as applicable) of Subscriber.

14.           Governing Law.  This Subscription Agreement shall be governed by, construed under, and enforced in accordance with the laws of the State of Texas, without regard to its conflict of laws rules.

15.           Execution in Counterparts.  This Subscription Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one instrument.

16.           Further Assurances.  In connection with this Subscription Agreement and the transactions contemplated hereby, Subscriber shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Subscription Agreement and those transactions.

17.           Severability.  If any provision of the Subscription Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the Company and Subscriber shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable and amend this Subscription Agreement accordingly, but all of the remaining provisions of this Subscription Agreement shall remain in full force and effect.

18.           Entire Agreement.  This Subscription Agreement and the documents referenced herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.  Each party to this Agreement agrees that (a) no other party to this Subscription Agreement (including their respective agents and representatives) has made any representation, warranty, covenant or agreement to or with such party relating to this Subscription Agreement, the documents referenced herein, the Company or the Series A Preferred Stock offered hereunder, other than those expressly set forth in the Subscription Agreement and the documents referenced herein, and (b) such party has not relied upon any representation, warranty, covenant or agreement relating to this Subscription Agreement, the documents referenced herein, the Company or the Series A Preferred Stock offered hereunder, other than those referred to in clause (a) above.

19.           Construction and Captions.  Unless the context requires otherwise: (a) any pronoun used in this Subscription Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; and (b) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation.  The section headings appearing herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Subscription Agreement.

[SIGNATURE PAGE FOLLOWS]

EPIC ENERGY RESOURCES, INC.
SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this signature page evidencing its subscription to purchase the Shares in the Company, and has completed Appendix A, attached hereto.

Number of Shares subscribed:

____________ Series A Preferred Stock	Signature:

Print Name:
Price Per Share: $1.00

Total Price: $_______________________

NOTE:  PLEASE DO NOT DATE THIS AGREEMENT AS IT WILL BE DATED IF AND WHEN ACCEPTED BY THE COMPANY.

IN WITNESS WHEREOF, the Company has agreed to and accepted this Subscription Agreement subject to the terms and conditions hereof as of the day and year set forth below.

Date:   ___________________, 2010:

EPIC ENERGY RESOURCES, INC.

By:
Name:
Title:

Appendix A

CERTIFICATION OF STATUS AS AN ACCREDITED INVESTOR

Subscriber, a party to the Subscription Agreement (the “Subscription Agreement”) between Epic Energy Resources, Inc. (the “Company”) and Subscriber, hereby certifies, pursuant to Section 6(e) of the Subscription Agreement, as set forth below.  Terms not otherwise defined herein shall have the meanings given to such terms in the Subscription Agreement.

Subscriber is an “Accredited Investor,” as defined in Rule 501 of the Securities Act.  Subscriber meets each of the following “Accredited Investor” categories marked with an “X”:

_____	i.
a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

_____	ii.	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

_____	iii.	an insurance company as defined in Section 2(13) of the Securities Act;

_____	iv.	an investment company registered under the Investment Company Act;

_____	v.	a business development company as defined in Section 2(a)(48) of the Investment Company Act;

_____	vi.	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

_____	vii.
a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____	viii.	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if either

_____		(a) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser,

_____		(b) the employee benefit plan has total assets in excess of $5,000,000, or

_____		(c) the plan is a self-directed plan with investment decisions made solely by persons that are Accredited Investors;

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_____	ix.	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

_____	x.
an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of making an investment in the Partnership, with total assets in excess of $5,000,000;

_____	xi.	a director, executive officer, or general partner of the issuer of the interests being offered or sold, or a director or executive officer of that issuer;

_____	xii.	a natural person whose individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase exceeds $1,000,000;

_____	xiii.
a natural person who has an individual income in excess of $200,000 in each of the two most recent years or joint income[1] with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____	xiv.
a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of making an investment in the Company whose purchase of the Shares offered is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

_____	xv.	an entity in which all of the equity owners are Accredited Investors.

1           For purposes of this item, “joint income” means adjusted gross income as reported for U.S. Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (including any amounts attributable to a spouse or to property owned by a spouse):  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Code, (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

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Appendix B
[Transfer Agent]
[Address]

Attention:

SUBSCRIBER ’S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, [an officer of, or other person duly authorized by] ________________________________________________ hereby certifies [fill in official name of individual or institution] that he/she [said institution] is the Subscriber of the shares evidenced by the attached certificate, and as such, sold such shares on ___________________________in accordance with the terms of the [date] Purchase Agreement and in accordance with Registration Statement number ______________________________________________________ [fill in the number of or otherwise identify Registration Statement] or otherwise in accordance with the Securities Act of 1933, as amended, and, in the case of a transfer pursuant to the Registration Statement, the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

Name of Subscriber
(Individual or
Institution): ____________________________________

Name of Individual
representing Subscriber
(if an Institution) ____________________________________

Title of Individual
representing Subscriber
(if an Institution):
Signature by: ____________________________________

Individual Subscriber or
Individual representing
Subscriber : ____________________________________
Purchase Agreement

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